SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) January 25, 2005.

Champion Industries, Inc.

(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of corporation)	0-21084 (Commission File No.)	55-0717455 (IRS Employer Identification No.)

2450 First Avenue P. O. Box 2968 Huntington, West Virginia (Address of principal executive offices)	25728 (Zip Code)

Registrant's telephone number, including area code           (304) 528-2700

Not Applicable

(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) and (c)

On January 25, 2005, Champion Industries, Inc. (Champion) announced that Kirby J. Taylor, its President and Chief Operating Officer, had retired effective January 25, 2005, and that Toney K. Adkins, formerly Vice President - Administration of Champion, had been appointed President and Chief Operating Officer, also effective January 25, 2005.

Mr. Adkins, age 55, has served as Vice President - Administration of Champion since November 1995. From 1991 to 1996, he was President of KYOWVA Corrugated Container Company, Inc., a manufacturer of corrugated boxes located in Huntington, West Virginia.

Item 9.01 Financial Statements and Exhibits.

(c) The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: January 25, 2005	/s/ Todd R. Fry Todd R. Fry, Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release captioned "Champion Announces New President and Chief Operating Officer" dated January 25, 2005.

3